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                            SUPPLEMENT TO PROSPECTUS
              FOR THE JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N
                             DATED February 1, 2005


The text following under the heading "Transfers of Policy Value" has been deleted and replaced with the following:

Subject to the restrictions set forth below, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts."

None of the portfolios which are investment options for the Policy are designed for short-term trading since such activity may increase portfolio transaction costs, be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies) and dilute interests in a portfolio held for long-term investment. Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio, materially increasing portfolio transaction costs or significantly exposing interests in a portfolio to dilution ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy (except for those policies described in the following paragraph). For purposes of this restriction, all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer. Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, then, for a 30 calendar day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

A corporation or other entity may purchase multiple Policies as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the Policies to match its liabilities under the plan. In lieu of the two transfers per month restriction, the Company will allow the Policyowner under these circumstances to rebalance the investment options in its Policies within the following limits: (i) Policy values transferred from one investment option into a second investment option cannot be transferred out of the second investment option within a 10 calendar day period, except to the Money Market Trust (this limitation shall not be applied to those Policy values that had already been allocated to the second investment option prior to this transfer); and (ii) Policy values that would otherwise not be transferable by application of the 10 day limit described above and are moved into the Money Market Trust may not be transferred out of the Money Market Trust into any other investment option for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

The Company also reserves the right to take other actions to restrict trading as noted below. Actions that the Company may take to restrict trading include, but are not limited to:

     o    restricting the number of transfers made during a defined period,
     o    restricting the dollar amount of transfers,
     o restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

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     o    restricting transfers into and out of certain subaccounts.

Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the Company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and the Company are unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective) and may be exposed to dilution with respect to interests held for long-term investment.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Portfolios.

Transfer Requests. Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

Limitations on Transfers From the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.